UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2023

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(Address of Principal Executive Offices)

(760) 745-9883

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 17, 2023, One Stop Systems, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual format. At the close of business on March 24, 2023, the record date for the Annual Meeting, there were 20,359,119 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date. At the Annual Meeting, 13,257,573 of the Company’s 20,359,119 outstanding shares of common stock entitled to vote as of the record date, or approximately 65%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 18, 2023, which information is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal No. 1: The Company’s stockholders elected seven directors, each to hold office until the Company’s next annual meeting of stockholders, or until their successors are duly elected and qualified, subject to prior death, resignation, or removal, as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non- Votes
Kenneth Potashner	3,868,928	6,873,701	56,958	2,457,986
David Raun	6,606,831	4,150,34	42,408	2,457,986
Kimberly Sentovich	3,205,940	7,559,893	33,754	2,457,986
Jack Harrison	3,621,010	7,143,897	34,680	2,457,986
Greg Matz	8,209,260	2,556,647	33,680	2,457,986
Sita Lowman	7,077,230	3,688,515	33,842	2,457,986
Gioia Messinger	6,161,559	4,600,751	37,277	2,457,986

Proposal No. 2: The Company’s stockholders ratified the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
12,134,297	150,702	972,574	0

Proposal No. 3: The Company’s stockholders did not approve the Company’s proposal to increase the authorized shares of the Company’s 2017 Equity Incentive Plan (the “Plan”) from 3,000,000 shares to 4,500,000 shares of common stock of the Company pursuant to the terms and conditions of the Plan (the “Plan Amendment”), as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
5,195,572	5,552,961	51,054	2,457,986

Because the Company’s stockholders did not approve the Plan Amendment, the Plan will remain unchanged and the number of shares of Company common stock authorized for issuance thereunder will continue to be 3,000,000 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: May 18, 2023	By:	/s/ David Raun
David Raun
President and Chief Executive Officer